SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 1997


SEARS, ROEBUCK AND CO.

(Exact name of registrant as specified in charter)


New York
(State or Other
Jurisdiction of
Incorporation)

1-416
(Commission File Number)

36-1750680
(IRS Employer Identification No.)



3333 Beverly Road, Hoffman Estates, Illinois
(Address of principal executive offices)

60179
(Zip Code)






Registrant's telephone number, including area code (847) 286-2500

Item 5.     Other Events.

      On June 5, 1997, the registrant issued a press release outlining the terms of agreements with the class action plaintiffs and Attorneys General resolving legal issues stemming from improper handling of certain debt reaffirmation agreements. These agreements were outlined at a hearing before the United States District Court for the District of Massachussets. A copy of the press release is attached hereto as Exhibit 99(a). Also attached as Exhibit 99(b) and Exhibit 99(c) are executed copies of the registrant's Consent Order with the Federal Trade Commission and the settlement agreement with the class action plaintiffs referred to in the attached press release.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


99(a)       Sears, Roebuck and Co. press release dated June 5, 1997.

99(b)       Registrant's Consent Order with the Federal Trade Commission.

99(c)       Registrant's settlement agreement with the class action plaintiffs.

SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SEARS, ROEBUCK AND CO.





Date: June 5, 1997              By:  /s/ Michael D. Levin
                                         MICHAEL D. LEVIN
                                         Senior Vice President, General
                                         Counsel and Secretary

EXHIBITS



99(a)       Sears, Roebuck and Co. press release dated June 5, 1997.

99(b)       Registrant's Consent Order with the Federal Trade Commission.

99(c)       Registrant's settlement agreement with the class action plaintiffs.




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